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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  October 5, 2000

                                IDEX CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                   1-10235                     36-3555336
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(State or other jurisdiction)     (Commission File            (I.R.S. Employer
                                       Number)                  Identification
                                                                        Number)

630 Dundee Road, Suite 400         Northbrook, Illinois                60062
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                    (Address of principal executive offices)

Registrant's telephone number                         (847) 498-7070
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Item 5. Other Information

     On September 27, 2000, IDEX Corporation announced a realignment in the management structure and responsibilities of several of its senior executives, allowing it to more efficiently and effectively pursue profitable growth opportunities and margin enhancing activities. The new management structure will become effective October 1.

     Rodney L. Usher, 55, was appointed vice president-group executive for pump business. He now will be responsible for the Corken, Micropump, Pulsafeeder, Viking Pump, and Warren Rupp business units. Mr. Usher had served as vice president-group executive and president of Pulsafeeder. He joined IDEX at Warren Rupp in 1981, where he was its president. The vacancy in the president's position at Pulsafeeder will be filled by Andrew W. Molodetz, 44, formerly the executive vice president of that business unit.

     David T. Windmuller, 42, was appointed vice president-group executive of IDEX's industrial product businesses and will now be responsible for the Band-It, Gast Manufacturing and Hale business units. Mr. Windmuller has been serving as vice president of operations for IDEX since 1998. He joined the company in 1981 and previously served as president of Viking Pump and president of Fluid Management.

     James Fluharty, 56, was appointed vice president-group executive of IDEX's dispensing equipment businesses, which included FAST, Fluid Management and Lubriquip. Mr. Fluharty had served as vice president-group executive and vice president of corporate marketing. He joined IDEX in 1995 and previously served as president of Micropump and president of Fluid Management.

     John L. McMurray, 49, was appointed vice president of operational excellence. In this new role, he will be responsible for company-wide implementation of IDEX's growth and margin initiatives. Mr. McMurray joined IDEX in 1994 and had served as vice president-group executive and president of Viking Pump. The vacancy in Viking Pump's presidency will be filled by Glen C. Springer, 58, who has been this unit's executive vice president.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 IDEX Corporation

October 5, 2000                                  /s/ WAYNE P. SAYATOVIC
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                                                 Wayne P. Sayatovic
                                                 Senior Vice President-Finance
                                                 and Chief Financial Officer
                                                 (Principal Financial Officer)